Exhibit 1.2
Organization
Regulations
of UBS Group AG
Valid as of 5 January 2026
The present text is a translation of the original German Organization Regulations („Organisationsreglement“) which constitute the definitive text and are binding in law.

Contents
Abbreviations and definitions 3
Preamble by the Chairman 5
Introduction
1
Basis and purpose
6
2
Organization of the Group
6
Board of Directors
3
Membership
8
4
Constitution
8
5
Responsibilities and authorities
8
6
Meetings
9
7
Resolutions
10
8
Information rights
11
9
Self-assessment
11
10
Chairman
11
11
Vice Chairmen and Senior Independent Director
12
12
Group Company Secretary
12
13
Board Committees
13
Group Executive Board
14
Delegation
14
15
Group Executive Board
14
16
Group Chief Executive Officer
15
17
Group Chief Financial Officer
16
18
Group Chief Risk Officer
17
19
Group General Counsel
17
20
Group Chief Compliance and Operational Risk Control Officer
17
21
Head Group Human Resources and Corporate Services
17
22
Group Chief Operating Officer
18
23
Regional Presidents
18
24
Divisional Presidents
18
Group Internal Audit
25
Scope, responsibilities, authorities and reporting
19
26
Head Group IA
19
Special provisions
27
Authority to sign
21
28
Form of signature
21
29
Conduct of Board and GEB members
21
30
Entry into force, amendments
22
Annexes
A
Organizational chart of UBS Group AG
23
B
Charter of the Committees of the Board
25
C
Key Approval Authorities (internal document)

Abbreviations and definitions
Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.
AC
Audit Committee
Affiliated person
Person who directly or indirectly through one or more intermediaries controls or is controlled by or is under common control of UBS Group AG
AGM
Annual General Meeting of the shareholders
ALM Authorities Asset and Liability Management Authorities – internal document setting out the high-level delegated authorities within the Group for asset and liability management
AoA
Articles of Association of UBS Group AG
BD(s)
Business division(s), organizational units of the business: (i) Global Wealth Management,
(ii) Personal & Corporate Banking, (iii) Asset Management, (iv) the Investment Bank and (v) Non-Core
and Legacy
Board/BoD Board of Directors of UBS Group AG; non-executive Board members who do not perform management functions within UBS Group AG
Business Regulations Regulations issued by the BDs or GF
CCRC
Corporate Culture and Responsibility Committee
Chairman
Chairman of the Board
Chairpersons Board members who chair the Committees
CO Swiss Code of Obligations
Committees Committees of the Board as set out in section 2.1
Committees’ charter Charter of the Committees of the Board setting out the objectives, composition, authorities and responsibilities of the permanent Committees
CompCo Compensation Committee
Corporate Bodies The Board and bodies of the Group exercising delegated Board functions, such as the Committees, the
GEB, committees established by the GEB, Group IA or other bodies mentioned herein
Divisional
President / DP
Divisional Presidents are the heads of the respective BDs, as set out in section 24 and in the respective
Business Regulations
EGM
Extraordinary General Meeting of the shareholders
Financial statements Quarterly and annual financial statements including, among others, the disclosure under
“Management’s Discussion and Analysis” and the 6K Report to the Securities and Exchange
Commission and any formal announcements relating to the Group’s performance
FINMA
Swiss Financial Market Supervisory Authority
GCORC Group Compliance and Operational Risk Control
GEB
Group Executive Board
GF(s) Group Function(s), comprising the functions: (i) Group CEO Functions, (ii) Group Compliance and
Operational Risk Control, (iii) Group Finance, (iv) Group Human Resources and Corporate Services, (v)
Group Operating Office,
(vi) Group Legal, and (vii) Group Risk Control
GNC
Governance and Nominating Committee
Group ALCO Group Asset and Liability Committee
Group CCORCO Group Chief Compliance and Operational Risk Control Officer
Group CEO
Group Chief Executive Officer
Group CFO
Group Chief Financial Officer
Group Company
Secretary
Company Secretary of the Board
Group COO Group Chief Operating Officer
Group CRO
Group Chief Risk Officer
Group Functional
Head / GFH
Group CCORCO, Group CFO, Group COO, Group CRO, Group GC, Head GHRCS and Group CEO (as
related to the responsibilities for the Group CEO Functions as outlined in section 16.4)
Group GC Group General Counsel

Group IA
Group Internal Audit
Head GHRCS Head Group Human Resources and Corporate Services
HR
Human Resources
ICAAP Internal Capital Adequacy Assessment Process
MD Managing Director
ORs
Organization Regulations of UBS Group AG including annexes
Other UBS Entities UBS Entities which are neither Significant Group Entities nor Significant Regional Entities
RC
Risk Committee
Regional
President / RP
Regional Presidents as set out in section 23 and in the RP terms of reference
Region(s) Region(s), comprising the geographical regions: (i) Americas, (ii) Asia Pacific (APAC), (iii) Europe, the
Middle East and Africa (EMEA) and (iv) Switzerland
Risk Authorities Internal document setting out the high-level delegated authorities within the Group for risk management and control
Shareholders Shareholders of UBS Group AG
SID The Senior Independent Director of the Board as set out in section 11
Significant Branches Branches of UBS Entities subject to enhanced standards of corporate governance as designated by the
Group CEO
Significant Group
Entities / SGEs
Significant subsidiaries of the Group subject to enhanced standards of corporate governance as designated by the GNC
Significant Regional
Entities / SREs
Subsidiaries of the Group subject to enhanced standards of corporate governance as designated by the Group CEO
SOX Sarbanes–Oxley Act
Stakeholders
Persons, groups or organizations that have a direct or indirect stake in the Group and may, as a result,
affect or be affected by the Group’s actions, objectives and policies
UBS/Group UBS Group AG and its subsidiaries; the UBS group of companies
UBS Entities All subsidiaries (excluding Special Purpose Entities) which are either wholly or majority, directly or indirectly owned or otherwise controlled by UBS Group AG and which are intended to be held indefinitely
UBS Group AG
UBS Group AG, the listed parent company of the Group
Vice Chairman The Vice Chairman of the Board as set out in section 11

Preamble by the Chairman
UBS draws on
its more than
160
-year heritage to
serve private, institutional
and corporate clients
worldwide, as well
as retail clients
in Switzerland and create long-term sustainable
value for investors. Our shareholders, employees,
clients and other interest groups
hold high expectations of
how we conduct our
business. Good governance policies
and processes are more
important than ever
and, together with the strong values we have defined,
are at the heart of UBS’s culture. UBS and
its employees apply the highest
standards of business ethics and personal integrity to all of our business dealings and interactions.
The Organization Regulations
constitute the Group’s
primary corporate governance
guidelines establishing a
corporate governance
structure for UBS Group AG and its subsidiaries. These Organization Regulations have been approved by the Board of UBS Group
AG,
they
comply
with
all
relevant
corporate governance
requirements
but
are
not
intended
in
any
way
to
be
a
substitute
for
mandatory provisions of law, rules or regulations applicable to the Group.
In the interest of transparency, the Organization Regulations are published on our website.
Colm Kelleher

Introduction
1 Basis and purpose
1.1 Basis
These ORs are enacted by the Board of UBS Group AG
pursuant to article 716b of the CO
and articles 25 and 27 of the AoA.
1.2 Purpose
The purpose of these ORs is:
(i)
to
implement
and
supplement
requirements
contained
in
applicable
laws,
stock
exchange
regulations,
supervisory
regulations
and
the
AoA
having
regard
to
pertinent
codes
of
best
practice.
In
addition,
these
ORs
constitute
the
corporate
governance guidelines required by the New York Stock Exchange;
(ii)
to define the
functions, responsibilities and
authorities of UBS
Group AG’s and
the
Group’s Corporate Bodies and their members; and
(iii)
to establish a coherent and efficient
corporate governance structure by constituting
the
Group’s
primary
governance
and
consolidated
supervision
guidelines
to
be
applied to all direct and indirect subsidiaries of UBS Group AG and which supersede any
other regulations
and
shall
prevail in
case
of
a conflict
with
such documents,
subject to local law.
Mandatory provisions
of applicable
laws, rules
and regulations
or rules
contained in
the
AoA take precedence over the ORs.
2 Organization of the Group
2.1 Organization in general The Group and its business are organized as follows:
(i) The Board, under the leadership of the Chairman, has the ultimate responsibility for the direction,
supervision and
control of
the Group,
and performs
the other
duties
described
herein
or
as
prescribed
by
mandatory
provisions
of
law.
The
Board
is
responsible
for
deciding
all
matters
and
taking
business
decisions
where
such
decisions exceed the authority
delegated by the Board
to the Committees, the
GEB
or the Group CEO.
(ii)
As
provided
by
mandatory
law,
rules
and
regulations,
the
AoA
or
these
ORs,
the
executive management
of the
Group is
delegated to
the GEB
under the
leadership
of the Group CEO. The GEB is the highest executive body of the Group.
(iii)
The
following
permanent
Committees
assist
the
Board
in
the
performance
of
its
responsibilities:
(a)
the Audit Committee;
(b) the Compensation Committee;
(c)
the Corporate Culture and Responsibility Committee;
(d) the Governance and Nominating Committee; and
(e) the Risk Committee.
2.2 Group steering UBS Group AG
, as the listed parent company
of the Group, controls directly or indirectly
all
subsidiaries and
leads the
Group by
setting a
harmonized strategic
direction. To
facilitate
consolidated
and
integrated
oversight,
it
further
sets
principles
and
organizational
structures to enable efficient and coordinated
management of the Group and control
of its
subsidiaries.
To
this
end
and
in
compliance
with
FINMA
principles
of
consolidated
supervision, in supplement
to these ORs,
the Board issues
a Group Management
Regulation
to
further
regulate
the
tasks,
roles
and
responsibilities
of
the
Board
and
the
GEB
for
oversight and management of the Group and its subsidiaries.
Notwithstanding
these
endeavors,
the
legal
independence
of
all
subsidiaries,
including
formal decision-making by
the Corporate Bodies
of the respective
entities as required
under
applicable constitutional documents, and the provisions of
applicable local laws, rules and
regulations relating to them, must be observed to the extent legally required.
2.3 Corporate culture Under the leadership of the Chairman and the Group CEO, the Board and the GEB issue a
Code of Conduct
and Ethics to
foster a coherent
and effective corporate
and compliance
culture for the Group.

2.4 Organization of
the Group’s business
The banking business and support
operations are performed by UBS
Group AG’s direct or
indirect subsidiaries
within the
scope of
applicable licenses.
The business
of the
Group is
organized into:
(i) business divisions;
(ii)
Group Functions; and
(iii)
other structures as the Group CEO and the GEB
consider appropriate for the effective
management and supervision of the business.
This organization must be detailed in the Business Regulations.
2.5 Transparency,
collaboration and
reporting within
the Group
Subject to and
in accordance with
applicable local laws,
rules and
regulations, Corporate
Bodies are bound
to ensure transparency
and collaboration within
the Group and
may have
additional responsibilities and reporting
lines within the Group or
within other legal entities
of the Group. Any resulting conflicts
of interest shall be governed by
the provisions of the
Organization
Regulations
(or
similar
constitutional
documents)
of
the
companies
concerned.

Board of Directors
3 Membership
3.1 Election proposal
In consultation
with the
Chairman, the
GNC recommends
candidates for
election to
the
Board. The Board proposes such candidates for election by the shareholders.
3.2 Independence of
Board members
The Board’s proposal for election ensures
that three-quarters of the Board members
will be
independent. For this purpose, independence is determined in accordance with the
FINMA
circular 2017/1
“Corporate governance
– banks”
and taking
into account
the New
York
Stock Exchange rules.
Furthermore,
there
must
be
a
sufficient
number
of
Board
members
who
meet
the
independence criteria
for the
Committee members
set out
in the
annex “Charter
of the
Committees of the Board.” The Chairman does not need to be independent.
3.3
Notification duty
Each Board member must notify the
Chairman and the GNC immediately if
circumstances
change in a manner that may affect their independence.
3.4
Expectations of the
Board members
The Board, as a group,
must have the necessary
qualifications,
skills and diversity
to perform
all Board duties. In particular, the Board must together possess financial literacy, experience
in banking
and risk
management,
as well
as international
experience,
including
experience
of
international
financial
matters, and
knowledge of
the duties
of directors.
Candidates for election
to the Board
shall be considered
in light of
their personal
experience
and abilities,
including any
specialist knowledge
or skills
required to
fulfill specific
Board
functions
as
outlined
herein,
as
well
as
their
ability
to
contribute
to
building
a
complementary and effective Board.
4 Constitution
4.1 Number of members The Board consists of six to twelve Board members as per article 19 of the AoA.
4.2 Term of office
The term of
office for each
Board member is
one year pursuant
to article 20
of the AoA.
Subject to
election by
shareholders, Board
members are
normally expected
to serve
for a
minimum of three years. No Board member may serve for more than 10 consecutive terms of office, in exceptional circumstances the Board can extend this limit.
4.3 Constitutional meeting The Board constitutes itself at its first meeting following the AGM. In this meeting
(i) the Vice Chairmen;
(ii) the SID;
(iii)
the Chairpersons of the Committees; and
(iv)
the
Committee
members,
with
the
exception
of
the
Compensation
Committee
members,
are appointed by the Board.
The Board may remove these Board members from their special functions at any time.
5 Responsibilities and authorities
5.1 In general
In addition to mandatory
provisions of law, rules,
regulations and the AoA,
the Board has
the responsibilities and authorities set out in these ORs.
5.2 Supervision
The Board is responsible for the overall direction, supervision and control of the Group and
its
management,
as
well
as
for
supervising
compliance
with
applicable
laws,
rules
and
regulations. The
Board exercises
oversight over
UBS Group
AG and
its subsidiaries
and is
responsible
for
ensuring
the
establishment
of
a
clear
Group
governance
framework
to
ensure
effective
steering
and
supervision
of
the
Group
taking
into
account
the
material
risks, opportunities
and impacts
to which
the Group
and its
subsidiaries are
exposed and
may affect its performance, value creation and reputation.

5.3 Ultimate responsibility
The
Board
has
ultimate
responsibility
for
the
success
of
the
Group
and
for
delivering
sustainable
shareholder
value
within
a
framework
of
prudent
and
effective
controls.
It
decides on
the Group’s
strategy
and the
necessary financial
and human
resources upon
recommendation of the
Group CEO and
sets the Group’s
values and standards
to ensure
that its obligations to shareholders and other stakeholders are met.
5.4 Strategy and financial
success
The Board’s ultimate responsibility for strategy and financial success includes in particular:
(i)
deciding the strategy of the Group
upon recommendation of the Group CEO,
taking
into
account
the
proposals
and
alternatives
presented,
including
material
risks,
opportunities and impacts;
(ii)
approving
the
principles
of
the
risk
management
and
control
framework
of
the
Group, including the Risk Appetite Framework and
overall risk appetite statement of
the Group and BDs;
(iii)
deciding whether the
Group should enter
substantial new business
areas or exit
an
existing business area, in cases where
the entry or exit is not
covered by the current
approved strategic framework; and
(iv)
approving
major
acquisitions,
mergers,
disposals
or
capital
expenditure,
including
decisions on major changes to
the company and Group structure, major
changes in
Significant Group Entities, and other projects of strategic importance for the Group.
5.5 Finance
With
respect
to
the
ultimate
responsibility
for
the
financial
situation,
the
Board
has
in
particular the following duties:
(i)
approving the applicable accounting standards and financial control frameworks, as
well as significant changes to them;
(ii)
annually
reviewing
and
approving
the
three-year
strategic
plan
and
one-year
operating plan
of the
Group, including
the financial
objectives and
a capital
allocation
framework, as well as the capital and liquidity planning;
(iii) annually reviewing and approving the Group ICAAP assessment;
(iv) reviewing and approving the annual financial statements of UBS Group AG; and
(v)
reviewing and approving the
consolidated annual and quarterly
financial statements,
as
well
as
the
consolidated
annual
report
including
the
compensation
and
sustainability reports of the Group prior to its submission to the AGM.
5.6 Organization The Board is responsible for establishing an appropriate business organization, including in particular:
(i)
approving and
regularly reviewing
the governance
principles and
the management
structures as set out herein;
(ii)
appointing
and
removing
GEB
members,
the
Group
Company
Secretary
and
the
Head Group IA and reviewing their performance;
(iii)
overseeing
the
effectiveness
of
the
business
organization
and
management
information system implemented by the GEB;
(iv) supervising the internal control system;
(v) approving the charter for Group IA and monitoring Group IA; and
(vi) approving the compensation and benefits principles of the Group.
5.7 Meetings of shareholders The Board has a duty to convene AGMs and EGMs, prepare the agenda for such meetings and implement resolutions adopted by the shareholders.
5.8 Loss of equity
In
case
of
financial
difficulties
or
insufficient
equity,
the
Board
must
undertake
all
steps
required under applicable law.
5.9 Delegation In addition to the organization se t out in these ORs and within the limits of applicable law, regulations and the AoA, the Board may delegate
part of its responsibilities and authorities
to:
(i)
the Committees;
(ii)
individual Board members;
(iii) the GEB; and
(iv) individual GEB members.
5.10 Advice from third parties
The
Board
and
the
Committees
may,
in
performing
their
duties,
take
advice
from
third
parties.
6 Meetings
6.1 Number of meetings The Board meets as often as business requires, and at least six times a year.
6.2 Convening meetings
Board meetings are
convened by the
Chairman. Upon written
request
, including reasons,
of any
Board member
or the
Group CEO
addressed to
the Chairman,
he shall
convene a
Board meeting in accordance with sections 6.3 and 6.4.
6.3 Invitation
The Chairman
or, if
absent, one
of the
Vice Chairmen
invites the
Board members
to the
Board meetings in writing (including by e-mail or other electronic means).

6.4 Agenda and notice period
The
invitation
contains
the
agenda
and
must
be
sent
to
Board
members
and
other
attendees
as
a
rule
at
least
five
business
days
prior
to
the
date
of
the
Board
meeting
together with
all necessary
supporting material.
In exceptional
cases, supporting material
may be sent later to allow
the Board to receive the latest
available information. This applies
in particular to updates on financial data.
In time
-critical cases (as determined at the Chairman’s discretion), a Board meeting may be
held and the supporting material may be sent at shorter notice.
6.5 Chair Board meetings are chaired by the Chairman or, if absent, by one of the Vice Chairmen or, in their absence, by the SID or, in their absence, by another Board member selected by the
Board members present.
6.6 Attendees The Board may hold Board meetings as determined by the Chairman:
(i)
with or without the participation
of the Group CEO
and all or some
of the other GEB
members; and
(ii) with the participation of other persons, who are invited to attend.
6.7 Meetings of independent
Board members
At least twice a year, the SID holds a meeting of the independent Board members without the participation of the Chairman.
6.8 Meeting format Board meetings may be held in person
or by audio or video conference.
6.9 Minutes of Board
meetings
The minutes (including the
annexes as presented to
the Board) contain
all Board resolutions
made and
reflect in
a general
manner the
considerations that
led to
the decisions
made.
Dissenting
opinions
of
and
votes
cast
by
Board
members
must
also
be
reflected
in
the
minutes.
6.10 Form of minutes,
inspection rights
The minutes
must be
signed by
the Board
member chairing
the meeting
(in accordance
with section
6.5) and
the keeper
of the
minutes and
must be
made available
for review
prior
to
the
next
Board
meeting
at
which
these
shall
be
approved.
Board
members
are
entitled to examine the minutes of any Board meeting at any time.
7 Resolutions
7.1 Quorum of attendance
The presence of either
the Chairman, one of
the Vice Chairmen or
the SID
, as well as
the
majority of the
Board members, is required
to pass valid Board
resolutions. If this quorum
is not present,
the Chairman can
seek a circular
resolution of the
Board (see section
7.4).
No
such
quorum
is
required
for
decisions
confirming,
implementing
and
amending
resolutions relating
to changes
to capital
and changes
in currency
of the
share capital
(article
23(2) of the AoA).
7.2 Quorum of resolutions,
decisive vote
Board resolutions are passed by a majority of the votes
of Board members present; in case
of a tie, the vote of the Board member chairing the meeting is decisive (article 23(1) of the
AoA).
7.3 Resolutions on items
not on agenda
If time
-critical matters arise
after a Board meeting
has already been convened,
such matters
may be
discussed at
the Board
meeting and
Board resolutions
made if
a majority
of all
Board
members present agree.
If feasible, a
revised agenda will
be sent to
all Board members
prior
to the
meeting. Absent
Board members
are informed
of the
resolution made
after the
Board
meeting.
7.4 Circular resolutions Board resolutions may be passed in writing (including by e -mail or other electronic means)
if the matter is time-critical, or no material discussions are required as the matter is routine or has been pre-discussed at a
previous Board meeting.
A proposal for a circular resolution
must be communicated to all Board members and is only deemed to have passed if:
(i)
more than
two-thirds of
all Board
members cast
a vote
or give
written notice
that
they abstain; and
(ii)
a majority of
all Board members
participating in this
circular resolution approve
the
proposed resolution; and
(iii)
no Board member requests a Board
meeting in relation to the
subject matter of the
proposed Board resolution within the deadline set for response to the proposal.
7.5 Effect of circular
resolutions
A circular
resolution is
as binding
as a
Board resolution
adopted at
a Board
meeting and
must be
recorded under
a separate
heading in
the Board
minutes prepared
pursuant to
sections 6.9 and 6.10 for the next Board meeting.

8 Information rights
8.1 Right of information
Board members
have the
right to
access all
information concerning
the business
and the
affairs of the Group as may be necessary or helpful for
them to fulfill their duties as Board
members.
8.2 Request for information
during Board meetings
At Board
meetings, any
Board member
is entitled
to request
information on
any matter
relating to
the Group
regardless of
the agenda,
and the
Board or
GEB members
present
must provide such information to the best of their knowledge.
8.3 Request for information
outside of Board meetings
Should a Board member require information or wish to review documents outside a Board meeting,
such
request
must
be
routed
through
the
Group
Company
Secretary
and
addressed to the Chairman.
8.4 Request for information
outside of Committee
meetings
Should
a
Chairperson
require
information
or
wish
to
review
documents
outside
a
Committee
meeting,
they
can,
within
the
range
of
responsibilities
of
their
Committee,
address their request to a member of the GEB directly, to Group IA or to external auditors.
The Chairman and the Group CEO must be informed as appropriate.
9
Self-assessment
9.1 Board self -assessment At least annually, on the basis of an assessment conducted by the GNC (which includes an appraisal
by
an
external
expert
at
least
every
three
years),
the
Board
reviews
its
own
performance, as well as the performance
of each of the Committees. Such
a review seeks
to determine whether the Board and the Committees function effectively and efficiently.
9.2 Performance evaluation
The GNC also arranges a
performance evaluation for the Chairman.
In light of the annual
performance evaluation, the Board must
consider whether any changes should
be made to
the membership of the Board or Committees.
10 Chairman
10.1
Election
The Board
proposes the
Chairman who
in turn
is elected
by shareholders
at the
general
meeting.
10.2 In general
The Chairman promotes
the highest standards
of corporate governance
for the Group
as
well as the highest standards of integrity and probity within the Group.
10.3 Management of the Board
and the Board meetings
The
Chairman leads
the
Board,
in this
regard
he
has in
particular
the
following
respon
-
sibilities:
(i) to call Board meetings and set their agenda;
(ii)
to
coordinate
the
tasks
within
the
Board
and
together
with
the
Chairpersons
the
work of all Committees;
(iii)
to ensure that Board members receive accurate, timely,
clear and necessary material
and information to
enable the Board
and its Committees
to make sound
decisions,
monitor the
management of
the Group effectively
and promote the
success of the
Group;
(iv)
to
manage
the
Board,
its
meetings
and
resources
to
ensure
its
effectiveness
by
balancing
the
time
allocated
to
its
strategic
and
supervisory
functions,
as
well
as
ensuring sufficient time is allowed
for discussion of complex or
contentious matters
and arranging, if necessary, informal meetings among Board members;
(v)
to encourage active engagement by all
Board members in all matters
concerning the
Board;
(vi)
to ensure that Board resolutions are accurate in
form and content and that they are
implemented properly;
(vii) to build, together with the GNC, an effective and highly complementary Board with an
appropriate
balance
of
skills
and
experience,
and
to
initiate
changes
in
and
planning Board succession and appointments;
(viii) to ensure the operation of a clear Committee structure;
(ix)
to provide
guidance to
other Board members
about what
is expected
of them
and
take into full account their issues and concerns; and
(x)
to consider
and address,
together with
the GNC,
the development
needs of
individual
Board members and
the Board as
a whole to
ensure the necessary
depth and breadth
of knowledge and experience and to enhance the
effectiveness and efficiency of the
Board as a team through the
establishment of an induction program for new
Board
members
and
a
satisfactory
ongoing
training
and
education
program
for
existing
Board members, and organize, together with
the GEB members, an annual seminar
on the Group’s strategy.

10.4 Shareholders’ meetings The Chairman ensures that the Board convenes the AGMs and EGMs and that it prepares, and decides on, proposals to be made
to the shareholders. In accordance with article 13
of
the
AoA,
the
Chairman presides
over
the
AGMs and
EGMs
and ensures
that
the
Board
implements resolutions adopted at the AGMs and EGMs insofar as permitted by law.
10.5 External communication
The
Chairman,
together
with
the
Group
CEO,
undertakes
responsibility
for
UBS’s
reputation,
is
further
closely
involved
in
and
responsible
for
ensuring
effective
communication
with
shareholders
and
stakeholders,
including
government
officials,
regulators
and
public
organizations.
The
Chairman
maintains
close
contact
with
the
Group’s principal regulators.
The Chairman
is the primary
representative of
the Board
and, together
with the
Group CEO,
of the Group with the media. Other Board
members may only discuss Group matters with
the media with the approval of the Chairman.
The SID ensures communication with those
shareholders who wish to conduct discussions with an independent Board member.
10.6 Relationship with Board
and GEB
The Chairman establishes and maintains close and constructive working relationships with and promotes open communication between the Board and the Group CEO and the other
GEB
members,
providing
advice
and
support
to
them
while
respecting
that
executive
management
responsibility
is
delegated
to
the
GEB.
Where
appropriate,
the
Chairman
ensures
effective
challenge
of
the
Group
CEO
and
the
GEB
by
the
Board
and
the
Committees and fosters ongoing and effective monitoring of performance.
10.7 Further responsibilities
and authorities
Further details of the responsibilities and authorities delegated to the Chairman are set out
in the annexes to these ORs.
11 Vice Chairmen and Senior Independent Director
11.1 Appointment
The Board appoints one or more Vice Chairmen
and a SID. Both offices may be held
by the
same person.
If the
Board appoints more
than one
Vice Chairman,
one of
them must
be
independent.
The
Vice
Chairmen
support
the
Chairman
with
the
responsibilities
and
authorities outlined herein.
11.2 Responsibilities and
authorities of each Vice
Chairman
Each of the Vice Chairmen is required to:
(i) lead the Board in the absence of the Chairman;
(ii) provide support and advice to the Chairman; and
(iii)
undertake such
specific additional
duties or
functions as
the Board
may entrust
to
him from time to time.
11.3 Responsibilities and
authorities of the SID
The SID is required to:
(i)
create
an
appropriate
information
flow
and
communication
system
among
the
independent Board members;
(ii)
collect
and
relay
any
issues
or
concerns
of
independent
Board
members
to
the
Chairman;
(iii)
handle communication on behalf
of the independent Board
members and facilitate
communication, where
appropriate, between
shareholders and
independent Board
members; and
(iv) be available to act as a point of contact for shareholders and stakeholders who wish to conduct discussions with an independent Board
member, including with concerns
that have not been resolved or are not raised through the normal channels.
Further responsibilities and authorities of the SID follow from sections 6.7, 10.5 and 15.9.
12
Group Company Secretary
12.1 Appointment and
function
At
the constitutional
meeting of
the Board,
the Board
appoints a
Group Company
Secretary,
who acts as secretary to the Board and its Committees.
12.2 Responsibilities and
authorities
The
Group Company
Secretary
prepares the
agenda for
each
Board meeting,
keeps the
Board minutes
and the
Committees’
minutes,
and assists
the
Board and
its
members
in
coordinating and fulfilling
their duties. In
accordance with section
8.3, the Group
Company
Secretary coordinates requests for
information from the members
of the Board outside
of
Board meetings and informs the Group CEO of such requests as appropriate.
12.3 Staff and reporting
The Group Company
Secretary manages the
staff supporting the
Board and its
Committees
and reports to the Chairman.
12.4 Official documents
The Group Company Secretary is
responsible for keeping UBS Group
AG’s official company
documents and records including their certification.

13 Board Committees
13.1 Permanent and other
Committees
The Board establishes the AC, the Compensation Committee, the CCRC, the GNC and the
RC as permanent Committees. The Board may
set up other Committees, including ad hoc
Committees, if deemed appropriate or necessary.
13.2 Appointment and
election
From among its members, the Board appoints the Committee members and the respective
Chairpersons. The Compensation
Committee members are
proposed by the
Board and in
turn elected by shareholders at the general meeting.
13.3 Responsibilities and
authorities
Based on article 27 of the AoA, the Board delegates certain responsibilities and authorities to
the
Committees
pursuant
to
the
annexes
to
these
ORs.
Where
preparatory
and
implementation responsibilities
in relation
to
article 25
of the
AoA are
delegated
to the
Committees, the
overall responsibility
for such
delegated competences
remains with
the
Board.

Group Executive Board
14 Delegation
14.1 Delegation of
management
The Board delegates the executive management of the Group as set out in section 2.1(ii).
14.2
Further delegation
by the GEB
The Group
CEO and
the GEB
may further
delegate certain responsibilities and authorities
within
the
Group
and
may
empower
further
delegation
of
such
responsibilities
and
authorities.
Such delegations
must be
in writing,
and clear
rules on
responsibilities,
authorities
and accountabilities
must be
established.
Specific
responsibilities
and authorities
delegated
by
the GEB
to a
committee of the
GEB will
be set
forth in
a resolution adopted or
a charter
approved by
the GEB.
14.3 Time -critical matters
The GEB
will establish
arrangements to
ensure that
decisions are
made in
a time
-critical
business matter, should the responsible GEB member be unable to act.
15 Group Executive Board
15.1
Composition and
appointment
Under the leadership of the Group CEO, the GEB
is comprised of the members detailed in
sections 16 to 24 of these
ORs and such further GEB members
as appointed by the Board
upon proposal of the Group CEO.
15.2 Responsibilities
and authorities
Under the leadership of the Group CEO, the GEB has executive management responsibility for the steering of the Group and its business. It develops the strategies for the Group, the
BDs and GF,
and implements the
Board-approved strategies. The
GEB develops, implements
and
maintains
an
appropriate
and
adequate
business
organization
designed
to
ensure
compliance
with
applicable
laws
and
regulations
and
an
appropriate
management
information system.
15.3
GEB as risk council
The GEB acts
as the risk
council of the
Group. It
has overall responsibility
for establishing
and implementing risk
management and control
in the Group.
It manages the
risk profile
of the Group as a whole
as determined by the Board
and the RC and manages the
Group’s
reputation. The GEB
determines its requirements
for risk reporting,
including improvements
and changes to the reports, and receives periodic updates on risk data limitations.
Notwithstanding any approval authorities outlined in the ORs including annexes, all high inherent reputational risk cases for the Group must be raised to the GEB for review and decision.
15.4 Preparation of Board
decisions
Where proposals for
decisions must be
made to the
Board, the GEB
prepares such proposals
and supports the Board in its decision-making process.
15.5 Group ALCO as a
committee of the GEB
The GEB is
responsible for managing
the Group’s assets
and liabilities in
line with the
Group
strategy,
risk
appetite,
regulatory
commitments
and
interests
of
shareholders
and
other
stakeholders. For
this
purpose,
the
GEB
has
established
the
Group
ALCO
pursuant
to
section 14.2. Further details, specific
responsibilities and authorities delegated
by the GEB
to the Group ALCO are set forth in its terms of reference.
15.6
Further duties
The GEB
is furthermore
responsible for
all
management matters
not reserved
under the
AoA or the ORs to any other person or Corporate Body.
15.7 Meetings, agenda and
notice period
The GEB meets
at least once
every month or
as appropriate. The
agenda must be
sent to
the GEB members at least five
calendar days prior to the date
of the GEB meeting together
with all necessary
supporting material. In time-critical
cases, a GEB meeting
(called by the
Group CEO as required
or at the request
of one GEB member
addressed to the Group
CEO)
may be held and the supporting material may be sent on shorter notice. GEB meetings are chaired by the Group CEO or, if absent, by the nominated deputy CEO. GEB meetings may be held in person or by audio or video conference.
15.8 Quorum of attendance
The presence
, either
in person
or by
audio or
video conference,
of a
majority of
the GEB
members is required to pass valid GEB resolutions.

15.9 Quorum of resolutions The resolutions of the GEB are passed by the majority of the votes of the GEB members present. The Group CEO has the power to overrule any GEB resolution. If the Group CEO exercises this power, the Group
CEO must inform the Chairman and the SID as well as
the GEB immediately.
15.10 Minutes of GEB meetings
Minutes are taken of all GEB meetings. They
contain all resolutions made by the GEB. The
minutes are
sent to
all GEB
members and
to the
Chairman. Board
members may
inspect
the GEB
minutes in
accordance with
section 8.
Section 6.10
applies mutatis
mutandis to
the GEB minutes.
15.11 Circular resolutions
With respect
to circular
resolutions of
the GEB,
sections 7.4
and 7.5
apply mutatis
mutandis.
15.12 Matters requiring
immediate attention
With
regard
to
matters
which
require
immediate
attention,
and
if
it
is
not
feasible
to
convene an audio or video conference
or to proceed by circular resolution within
the time
available, the
Group CEO
may,
together with
two other
GEB members,
make decisions,
which have the effect of GEB resolutions. GEB members who could not be reached in time must
be
informed
together
with
the
Chairman
as
soon
as
possible.
Section
7.5
applies
mutatis mutandis to such resolutions.
15.13 Assessment
At least annually,
the Group CEO
assesses the performance
of the GEB.
Such a review
seeks
to determine
whether the
GEB functions
effectively and
efficiently. In
light of
the annual
assessment, the
Group CEO
must consider
whether any
changes should
be made
to the
composition of the GEB.
15.14 Further duties of GEB
members
Within the framework of the organization set out
below
and in consultation with the GEB,
the Group CEO
develops and maintains
an appropriate internal
allocation of responsibilities
to
individual
GEB
members.
Details
of
the
responsibilities
and
key
authorities
further
delegated to
the GEB
members are
set out
in the
annexes to
these ORs
and the
relevant
Business Regulations or
role profiles. GEB
members execute their
responsibilities with due
care
and
diligence
and
supervise
the
organization
of
their
functional
areas
and
the
execution of delegated responsibilities for which they retain overall accountability.
16 Group Chief Executive Officer
16.1 Appointment The Group CEO is appointed by the Board upon proposal of the Chairman and the GNC.
16.2 Function, substitution
The Group
CEO
is the
highest executive
officer of
the Group
and has
responsibility and
accountability
for
the
management
and
performance
of
the
Group.
The
Group
CEO
nominates a deputy CEO from within the GEB, who is confirmed by the Board. The deputy
CEO shall temporarily
exercise all responsibilities
and authorities if
the Group CEO
should
be incapacitated or unavailable to exercise the function as Group CEO.
16.3 Main responsibilities and
authorities
The Group
CEO sets
the business
and corporate
agenda, ensures
sound and
timely decision
-
making and controls the
implementation of decisions made.
The Group CEO is
in particular
responsible for the following:
(i)
ensuring the GEB fulfills its tasks and assumes its responsibilities;
(ii)
ensuring alignment
of the
individual GEB
members to
the
business and
corporate
agenda;
(iii)
planning succession at GEB level;
(iv)
supporting
and
advising
senior
management,
as
well
as
fostering
an
integrated
entrepreneurial leadership spirit across the Group;
(v)
assuming
a
leading
role
in
preparation
of
strategy,
risk,
compensation
and
governance principles for the Board’s consideration; and
(vi)
together
with
the
Chairman,
undertaking
responsibility
for
UBS’s
reputation
and
ensuring
effective
communications
with
shareholders
and
stakeholders
(see
also
section 10.5).
16.4 Further responsibilities
and duties
In addition to the responsibilities
outlined in section 16.3, the
Group CEO has responsibility
for management and control of the Group CEO Functions.
16.5 Right to overrule
decisions
The Group CEO has an all
-encompassing right to information about and
examination of all
matters handled in the
business. The Group CEO
has the power to
overrule any decisions
made by any management body, including any resolution by the GEB (see section 15.9).

16.6 Reporting to the Boa rd
The Group
CEO ensures
that the
Chairman and
the Board
are kept
informed in
a timely
and appropriate manner on
all matters falling
within the scope of
their responsibilities, as
well as important business developments,
issues or decisions taken by
the GEB in particular
with
regard to
matters
which
may
have
a
material financial,
operational or
reputational
impact on the Group.
Further,
the
Group
CEO
(either
personally
or
through
any
other
GEB
member)
regularly
informs the Board on:
(i) key performance indicators and other relevant financial data of the Group;
(ii)
existing and emerging risks, issues and mitigating measures;
(iii)
updates on developments in important markets and on peers; and
(iv) information on all issues which may affect the supervisory or control function of the
Board.
16.7
Reporting by GEB
members
Each member of the GEB detailed in sections 17 to 2 4 below reports directly to the Group
CEO and
shall inform
the Group
CEO or
GEB as
appropriate of
material matters
and key
developments within the scope
of their responsibilities. The
Group Functional Heads have
an obligation to advise the Chairman and relevant Committees on significant issues arising in the field of their responsibilities.
17 Group Chief Financial Officer
17.1 Responsibilities and
authorities
The Group CFO has in particular the following responsibilities:
(i)
managing the
Group’s financial
accounting, controlling,
forecasting, planning
and
reporting processes;
(ii)
ensuring transparency in and
assessing the financial performance
of the Group and
the BDs;
(iii)
developing
the
Group’s
inorganic
strategy
in
collaboration
with
the
GEB
and
supporting GEB members
in mergers and
acquisitions, as well
as equity investment
topics, by monitoring the progress of key inorganic growth initiatives;
(iv) managing and controlling the Group’s tax affairs, treasury and capital management, including funding and liquidity risk, and regulatory capital ratios;
(v)
ensuring asset
and liability
management by
balancing consumption
of the
Group’s
financial resources;
(vi)
consulting with the AC to
make proposals to the Board
regarding the standards for
accounting
to
be
adopted
by
UBS
Group
AG
and
the
Group
and
defining
the
standards for financial reporting and disclosure;
(vii)
managing relations with analysts and investors in coordination with the Group CEO;
(viii)
managing the
external audit
process and
assisting the
AC in
its role
to ensure
the
effectiveness of the external audit function;
(ix) developing the Group’s governmental policy and regulatory approach;
(x)
coordinating
external
governmental
and
regulatory
relations
and
overseeing
important regulatory matters;
(xi)
developing
global
and
local
recovery
and
resolution
plans
and
defining
adequate
resolvability improvement measures; and
(xii) managing the function Group Finance.

18 Group Chief Risk Officer
18.1 Responsibilities and
authorities
The Group CRO has in particular the following responsibilities:
(i)
developing
the
Group’s
risk
management
and
control
framework
(including
risk
principles,
risk
appetite
and
risk
limits)
for
the
credit,
market,
country,
liquidity,
funding, model, and sustainability and climate risk categories;
(ii)
implementing
independent
control
frameworks
for
these
risk
categories,
on
the
basis of and in accordance with the framework approved by the Board, including:
(a) risk measurement, aggregation, portfolio controls and risk reporting; and
(b)
taking decisions on transactions, positions, exposures,
portfolio limits and allowances
in accordance with the risk control
authorities delegated to the Group CRO;
(iii)
monitoring, assessing
and challenging
the Group’s
risk-taking activities
for the
risk
categories under Group CRO responsibility; and
(iv) managing the function Group Risk Control.
19 Group General Counsel
19.1 Responsibilities and
authorities
The Group GC has in particular the following responsibilities:
(i)
managing the Group’s legal
affairs and ensuring effective
and timely assessment of
legal matters impacting the Group or its businesses;
(ii)
providing the legal advice required by the Group;
(iii)
management and reporting
of all litigation
and other significant
contentious matters,
including all legal proceedings, that involve UBS; and
(iv) managing the function Group Legal.
20 Group Chief Compliance and Operational Risk Control Officer
20.1
Responsibilities and
authorities
The Group CC ORCO has in particular the following responsibilities:
(i)
developing
the
Group’s
risk
management
and
control
framework
(including
taxonomies
and
risk
appetite)
for
non-financial
risks,
comprising
compliance,
financial crime and operational risk clusters;
(ii) implementing the independent control frameworks for non-financial risks to protect the Group against non-compliance with applicable laws, rules and regulations;
(iii)
managing the firm’s new business governance process;
(iv)
monitoring, assessing and challenging
the management of non-financial
risks arising
from
the
Group’s
business
activities
as
well
as
aggregating
and
reporting
non-
financial risks including major changes in non-financial risk assessments;
(v)
governing
the
Group’s
internal
and
external
investigations
portfolio,
performing
important investigations,
ensuring timely
reporting of
serious compliance
breaches
and supporting the selection of appropriate measures;
(vi)
maintaining compliance frameworks
for the Group
including the whistleblowing
and
financial crime risk prevention frameworks; and
(vii) managing the function Group Compliance and Operational Risk Control.
21 Head Group Human Resources and Corporate Services
21.1 Responsibilities and
authorities
The Head GHRCS has in particular the following responsibilities:
(i)
defining and
executing an
HR strategy
aligned to
UBS’s objectives,
positioning the
Group
as
employer
of
choice
and
providing
HR
services
to
employees
as
well
as
strategic
advice
to
line
managers
and
GEB
members
supporting
them
to
attract,
engage, develop and retain talent;
(ii)
supplying real estate infrastructure and general administrative services to the Group;
(iii)
directing and controlling
all supply and
demand management activities,
supporting
the Group with its
third-party risk and sourcing strategies
and managing the Group’s
near-/offshore, outsourcing and supplier-related processes;
(iv)
promoting,
enhancing
and
protecting
a
client-centric
and
employee-focused
UBS
brand, and delivering impactful internal and external multi-channel communications and brand strategies that support business ambitions;
(v) providing security services to the Group; and
(vi) managing the function Group Human Resources and Corporate Services.

22 Group Chief Operating Officer
22.1
Responsibilities and
authorities
The Group COO has in particular the following responsibilities:
(i) developing and coordinating the Group-wide operational integration and alignment of BDs in support of the implementation of the Group’s strategy;
(ii)
ensuring a coherent
approach to the
front-to-back control environment
across BDs and
aligned end-to-end capabilities
within GFs to
deliver efficient support
for the Group’s
operating model;
(iii)
driving
Group-wide
innovative
technology
solutions
and
digitalization,
delivering
technology
services,
tools
and
infrastructure,
including
cyber
protection
and
technology security, in line with the needs of the BDs and GF;
(iv)
overseeing the prioritization of the technology enabled change initiatives;
(v)
directing and governing
all technology development
and engineering management
activities
(vi)
delivering
centralized,
cost
efficient
operations
services
to
the
BDs
and
GFs
that
support core processes, maintaining and overseeing
the Group’s crisis management
operations, providing Group-wide data governance;
(vii) coordinating coherent and consistent execution and completion of the Credit Suisse integration
plans
including
wind-down,
in
accordance
with
the
Group’s
strategy;
monitoring
progress
and
active
management
of
execution
risks,
synergies,
and
deliverables, as appropriate;
(viii)
developing and
coordinating the
implementation of
the Group‘s
sustainability and
impact
strategy,
monitoring
its
implementation
by
the
BDs
and
GFs
as
well
as
developing Group-wide
sustainability and
impact objectives
in agreement
with the
other GEB members; and
(ix)
managing the function Group Operating Office.
23 Regional Presidents
23.1 Responsibilities and
authorities
The Regional Presidents have in particular the following responsibilities:
(i) cross-divisional collaboration;
(ii)
representing the Group to the broader public in their Region;
(iii)
providing input to and facilitating the implementation of the Group’s strategy; and
(iv)
assuming responsibility
for certain
entity governance
processes
as outlined
in Annex
C.
23.2 Reporting obligation
The Regional Presidents shall
inform the relevant GEB
member of any activities
and issues
that may give rise to
actual or potential material regulatory
or reputational concerns and of
other relevant matters within the scope of their responsibilities.
24 Divisional Presidents
24.1 Responsibilities and
authorities
The Divisional Presidents have in particular the following responsibilities:
(i)
proposing BD
strategies in
line
with the
Group strategy
taking into
account
input
from the Regional Presidents;
(ii) the operation and management of their BD;
(iii)
controlling and administering the dedicated financial resources, risk appetite, people
and infrastructure of the BD;
(iv)
collaborating with
the Regional
Presidents to
support them
in the
exercise of
their
competences with regard to certain key entity governance processes; and
(v)
the success, risks, results and value of their BD.
They are
further accountable
for the
front-to-back control
environment of
the respective
BD and are supported by the
Group Functional Heads, who are accountable
for confirming
end-to-end completeness and effectiveness of the respective Group Function.

Group Internal Audit
25 Scope, responsibilities, authorities and reporting
25.1 Scope Group IA is the internal audit function for the Group.
25.2 Responsibilities Group IA independently, objectively and systematically assesses the:
(i) soundness of the Group’s risk and control culture;
(ii)
reliability and
integrity of
financial and
operational information,
including whether
activities
are
properly,
accurately
and
completely
recorded,
and
the
quality
of
underlying data and models; and
(iii) design, operating effectiveness and sustainability of:
(a)
processes to define strategy and risk appetite,
as well as the overall adherence
to
the approved strategy;
(b) governance processes;
(c)
risk
management,
including
whether
risks
are
appropriately
identified
and
managed;
(d)
internal controls, specifically
whether they are
commensurate with the
approved
risk appetite;
(e) remediation activities; and
(f) processes to comply with legal and regulatory requirements, internal policies, and the Group’s constitutional documents and contracts.
Group IA
also conducts
special audits
at the
request of
the AC
or other
Board members,
Committees or the Group CEO in consultation with the AC.
25.3 Charter Details of the role, responsibilities and authorities of Group IA are set out in the charter for
Group IA. The charter
is approved by the
Board on the recommendation
of the Chairman
and the AC.
25.4 Access rights
Group IA possesses unrestricted auditing rights within the Group;
it has access at all times
to
all
accounts,
books,
records,
systems,
property
and
personnel
to fulfill
its
auditing
responsibilities.
The
Head
Group
IA
has
open,
direct
and
unrestricted
access
to
the
Chairman, the RC and the AC, as well as to the Group CEO.
25.5 Independence
Group IA
is independent
in determining
its activities,
in particular
when
establishing the
annual audit
plan, defining
audit scope
and executing
audit engagements.
Group IA
reports
are not subject to any
instructions or restrictions, and its
authority to audit is unrestricted.
At least annually, the
Head Group IA confirms Group
IA’s organizational independence to
the AC and reports any potential impairments to independence.
26 Head Group IA
26.1 Reporting The Head Group IA
reports directly to the Chairman. In addition, the Head Group IA has a
functional reporting line to the AC in line with the responsibilities of the AC as set forth in the AC charter.
The Head Group
IA must inform the
AC of the
results of the
annual internal
audit plan and the status of
annual internal audit objectives and must
be in regular contact
with the AC.
26.2 Appointment
The Head Group IA is appointed by the Board based on the proposal of the Chairman and the AC.

26.3 Responsibilities The Head Group IA is responsible for:
(i)
maintaining
and
developing
a
professional
audit
team
with
sufficient
knowledge,
skills and experience to
meet the requirements of
these ORs, the audit
charter, future
challenges and emerging risks;
(ii)
developing
an
annual
audit
plan
based
on
an
annual
risk
assessment.
To
do
this
effectively, the Head
Group IA must
understand UBS’s governance, risk
management
and control processes;
(iii) continuously considering the firm’s risk profile and audit universe;
(iv)
reviewing and assessing the audit plan at least quarterly
as well as implementing the
approved annual audit
plan (including
any changes
and special projects)
and covering
the
audit universe
in a
risk-based
audit
cycle,
in accordance
with
the
budget
and
resource plan approved by the AC;
(v)
delivering assurance over the effective and sustainable
remediation of issues, taking
a risk-based approach;
(vi)
issuing quarterly governance
and annual activity
reports which provide an
overview
of significant audit results and other key developments;
(vii)
developing
and
implementing
a
strategy
for
Group
IA
that
aligns
with
the
expectations of the Board;
(viii)
proposing a budget that enables the
implementation of the audit plan and
strategy
for approval by the AC;
(ix)
maintaining methodologies
and associated
technology that
support delivery
of the
audit plan,
conformance with professional
standards, and
effective communication
with stakeholders;
(x)
developing objectives to evaluate Group
IA’s performance and ensuring that
Group
IA continuously seeks to improve its performance;
(xi) coordinating the scope of Group IA’s work with external auditors to provide optimal audit coverage;
(xii)
maintaining effective relationships with UBS’s regulators; and
(xiii)
leveraging Group
IA’s audit
results with
the activities
of other
control functions
within
UBS, while maintaining independence.

Special provisions
27 Authority to sign
27.1 In general Signing in the name of UBS Group AG requires two authorized signatures to be binding.
The Board shall designate those persons authorized to sign on behalf of UBS Group AG.
27.2 Signing authority rules
The
Board
issues
signing
authority
rules,
specifying
details
and
principles,
including
the
scope
of
signature
authorities
and
possible
extensions,
exceptions
to
the
joint
signature
authority
principle,
and
the
possibility
for
signatories
of
UBS
Entities
to
sign
on
behalf
of
UBS
Group
AG.
In
addition,
UBS
Entities
establish
their
own
rules,
according
to
mandatory provisions of local law, rules and regulations.
28 Form of signature
28.1 Signature form All authorized signatories sign by adding their signature to the name of the legal entity on whose behalf they act.
29
Conduct of Board and GEB members
29.1 Duty of care and loyalty
Each member
of the Board
and the
GEB is under
a duty
to carry
out their
responsibilities
with
due care and
to safeguard
and further
the interests
of UBS and of
all of its
shareholders.
29.2 Conflicts of interest
The Board
and GEB
members must
arrange their
personal and
business affairs,
including
their affairs with regard to
a related person or
company, so as to avoid,
as far as possible,
an actual, perceived or potential conflict with the interests of the Group.
29.3 Disclosure of conflict of
interest
Each Board
and GEB member
must disclose any
actual, perceived or
potential conflict of
interest
generally arising or relating to any
matter to be discussed at a
meeting, as soon as the Board
or
GEB member
becomes aware
of its
existence. Board
members and
the Group
CEO must
disclose
to the
Chairman, the
Chairman must
disclose to
the Vice
Chairman and
GEB members
must
disclose to the Group CEO in
full, any such conflict of interest.
29.4 Procedural measures
A Board or
GEB member
with a conflict
of interest
may participate
in the discussion
involving
the interest
at stake but shall
abstain from voting
on the relevant
matter. If the Chairman
(in
case of
Board members
and the Group
CEO), the
Vice Chairman
(in case
of the Chairman)
or
the Group
CEO (in
case of
other GEB
members),
concludes
that the
conflict
situation
requires
stricter measures,
they may additionally
exclude the conflicted
member from any
discussions
on
the
relevant
matter
or
exclude
the
conflicted
member
from
any
discussions
and
information (incl.
supporting material
and
meeting minutes)
on
the
relevant matter.
The
existence of the conflict and
the measures taken must be
recorded in the meeting minutes.
In the
event of
doubt, the
Chairman
or the
Group CEO
shall request
the respective
Corporate
Body to
determine whether a
conflict of
interest exists and
to
determine the
appropriate
measures
to address
the conflict
situation.
Further, section. 2.5 applies where GEB members have additional reporting lines within legal entities of the Group.
29.5 Duty of confidentiality
Except for
information already
in the
public domain,
each Board
and GEB
member shall
handle all information relating
to the Group learned
during the performance of
their duties
with the
utmost discretion
at all
times. Such
information may
only be
disclosed to
third
parties with prior written clearance
from the Chairman or the
Group CEO. This obligation
and duty continues even after the term of office
of the Board or GEB member has expired
for as long as the relevant information remains confidential.
29.6
Benefits of Board and GEB
members
If a Board or a GEB member
becomes aware of the fact that they
may receive a financial or
non-financial benefit other
than any salary,
remuneration or other
benefit from UBS,
as a
result of employment within the Group, that person must:
(i) promptly inform the Board, in the case of a Board member or the Group CEO; and
(ii)
promptly inform the Group CEO,
in the case of a
GEB member other than the
Group
CEO.

30 Entry into force, amendments
30.1 Entry into force
These
ORs
replace
the
former
regulations
of
17
April
2025
governing
the
internal
organization of UBS Group AG and come into effect on 5 January 2026, based on a Board resolution of UBS Group AG dated 5 January 2026.
30.2 Amendments These ORs may be amended by the Board only with the approval of FINMA.

Annex A –
Organizational
chart of UBS Group AG

Shareholders
Board of Directors
Chairman
Board Committees
Audit Committee
Compensation Committee
Corporate Culture and Responsibility Committee
Governance and Nominating Committee
Risk Committee
Group Internal Audit
Group Executive Board
Group CEO
Business divisions
Global Wealth Management
Personal & Corporate Banking
Asset Management
Investment Bank
Non-Core and Legacy
Group Functions
Regions
Americas, Asia Pacific, EMEA, Switzerland
Group Asset and Liability Committee

Organizational chart of UBS Group AG

Annex B –
Charter of the
Committees of the Board

Contents
Introduction
1
Basis and purpose
27
Membership and constitution
2
Number of Committee members, their independence and knowledge
28
3
Constitution
28
Responsibilities and authorities
4
Delegation of responsibilities and authorities
29
5
Audit Committee
29
6
Compensation Committee
30
7
Corporate Culture and
Responsibility Committee
31
8
Governance and Nominating Committee
32
9
Risk Committee
33
10
Further responsibilities and authorities
34
11
Delegation to a member or subcommittee
34
12
Information rights
34
13
Meeting with third parties
34
Meetings and resolutions of the Committees
14
Meetings
35
15
Information rights
35
Reporting
16
Regular reporting
36
17
Special reporting
36
Special provisions
18
Confidentiality
37
19
Self-assessment and adequacy review
37

Introduction
1 Basis and purpose
1.1 Basis
This Committees’
charter is
enacted by
the Board
pursuant to
articles 716
–
716b CO,
articles
25 and 27 of the AoA and sections 5.9 and 13.3 of the ORs.
1.2 Purpose
The
purpose
of
this
Committees’
charter
is
to
set
out
the
objectives,
composition
and
responsibilities of the permanent Board Committees, being:
(i)
the Audit Committee;
(ii)
the Compensation Committee;
(iii)
the Corporate Culture and Responsibility Committee;
(iv) the Governance and Nominating Committee; and
(v) the Risk Committee.

Membership and constitution
2 Number of Committee members, their independence and knowledge
2.1 Minimum number of
Committee members
Each Committee must have at least three Committee members.
2.2
Independence
Each Committee
must consist
of members
of the Board
who:
(i) with respect to the Compensation Committee, GNC and CCRC, are independent, in a majority, as defined by section 3.2 of the ORs;
(ii)
with respect
to the
AC, fulfill
the independence
criteria set
out in
sections 2.3
and
2.4 of this Committees’ charter; and
(iii)
with respect to
the RC, are
independent, in a
majority, as defined
by section 3.2
of
the ORs
and fulfill
the independence
criteria set
out in
section 2.4
of this
Committees’
charter.
At least one
member of
the RC must
also be a member
of the Compensation
Committee.
2.3
Special independence
rules for AC members
In addition to the independence criteria
set out in section 3.2
of the ORs, each AC
member
must meet the requirements set forth in rule
10A-3 of the Securities Exchange Act of 1934
and taking into account the New York Stock Exchange rules.
2.4
Special rules for AC and
RC members
Each AC and RC member must:
(i) not be an affiliated person of UBS; for the avoidance of doubt, serving as a member of the Board of a subsidiary of UBS Group AG or
an affiliated company of the Group
and receiving remuneration for such
activity does not, of itself,
make an AC or an
RC
member an affiliated person; and
(ii)
not receive any consulting, advisory or
other compensatory fees from UBS or
any of
its affiliated persons other than in their capacity as a Board member or a Committee member.
Each AC
member must
not serve
on the
audit committee
of more
than two
other public
companies,
unless
the
Board
has
made
a
determination
that
such
AC
member
or
prospective AC member has the availability to properly fulfill their duties with UBS.
2.5 Special rules for GNC
members
At least one of the Vice Chairmen and/or the SID is a member of the GNC.
2.6 Knowledge
Committee
members
must
have
the
necessary
knowledge and
experience
to
fulfill
their
functions.
2.7 Membership and presence
of the Chairman
Generally, the Chairman or one of
the Vice Chairmen chairs the GNC.
The Chairman may,
in consultation with the relevant Chairperson,
attend the meetings of other Committees
as
a non-voting guest.
3 Constitution
3.1 Appointment and removal
by the Board
The Chairperson
and the
Committee members,
with the
exception of
the Compensation
Committee members, are
appointed pursuant to
section 4.3 of
the ORs, and
the Board may
remove any Committee member or any
Chairperson at any time. Should
a vacancy arise on
any Committee, even if the minimum number of Committee members pursuant to section
2.1 of
this Committees’
charter is
still met,
the Board
may appoint
the missing
member
from among its members for the remaining term of office.

Responsibilities and authorities
4 Delegation of responsibilities and authorities
4.1 In general
Pursuant
to
section
13.3
of
the
ORs,
the
Committees
have
the
responsibilities
and
authorities set out in the annexes to the ORs.
5 Audit Committee
5.1
In general
The
function of
the
AC
is
to
support the
Board in
fulfilling its
oversight duty
relating to
financial reporting
and internal
controls over
financial reporting,
the effectiveness
of the
external and internal audit functions, and the effectiveness of whistleblowing procedures.
Management is responsible for the preparation,
presentation and integrity of the financial
statements, while
the external
auditors are
responsible for
auditing financial
statements.
The AC’s responsibility is one of oversight and review.
5.2 Responsibilities and
authorities
The AC’s responsibilities
and authorities
for UBS Group
AG and the Group
are to:
(i) Financial reporting:
(a)
monitor the
integrity
of the financial
statements
and any announcements
related to
financial
performance,
and
review
significant
financial
reporting
judgements
contained
in them, before
recommending
their approval
to the Board;
(b)
review and
propose to
the Board for
approval the
Group’s annual
report;
advise the
Board on whether the Group’s annual report and financial statements, taken as a whole,
are fair,
balanced
and understandable,
and provide
the information
necessary
for shareholders
to assess
the company’s
position
and performance,
business
model
and strategy;
(c)
review
the
organization
and
completeness
of
the
financial
reporting
process,
including the Group’s internal control
system and procedures as they relate to the
integrity
of the
financial
statements,
taking into
account the
reports provided
by the
GEB, the
external
auditors,
Group IA,
regulators
or other
information
as determined
by the Committee
to be appropriate;
(d)
review management’s
SOX 404 report in relation to internal
controls over financial
reporting;
(e)
review significant
accounting
policies
and practices
and compliance
with accounting
standards;
and
(f) review arrangements for compliance with the Group’s legal, regulatory and other requirements (including tax matters) as they relate to the
integrity of the financial
statements
or financial
report;
(ii) Sustainability related reporting:
(a)
review the
control framework
underpinning
all sustainability
metrics;
(b)
review
compliance
with
the
sustainability
reporting
requirements
as
well
as
sustainability
related
disclosures
and the
respective
assurance
audit process,
in a
joint
session with
the CCRC;
and
(c)
review and
propose
to the Board
for approval
the annual
Group sustainability
report
and the sustainability
statement
in the UBS
AG annual
report, in
a joint session
with
the CCRC;
(iii) External audit:
(a)
oversee
the
Group’s
relationship
with
and
assess
the
qualifications,
expertise,
effectiveness,
independence
and performance
of the
external
auditors
and their
lead
audit
partner;
support
the
Board
in
reaching
a
decision
in
relation
to
the
appointment, reappointment
or dismissal of the external auditors and the rotation
of the lead
audit partner;
(b)
approve the engagement
letter of the external
auditors, including
the scope of the
audit and
the fees and
terms for the
planned audit
work;
(c)
oversee all
audit and permitted
non-audit services
provided by
the external
auditors
and establish
such policies
as the Committee
deems appropriate;
(d)
annually
review
the
external
auditors’
summary
of
adjusted
and
unadjusted
differences;
and
(e)
review the
regulatory
audit plan and
the results
of regulatory
audits;
(iv) Group IA:
(a)
monitor and assess the effectiveness,
independence and performance
of the Head
Group IA and
Group IA;
(b)
approve
Group
IA’s
annual
audit
plan
and
objectives
including
subsequent

significant
changes to
the plan;
(c)
approve Group
IA’s performance
objectives,
budget and resource
plan and monitor
Group IA’s
delivery of
its annual
audit objectives;
and
(d)
request special audits to
be conducted either by
Group IA
or by
mandating third
parties
and
review
and
approve
such
requests
from
other
Board
members,
Committees
or the Group
CEO;
(v)
Whistleblowing
and investigations:
(a)
review the effectiveness of the
firm’s whistleblowing policies and procedures and
ensure that
appropriate
whistleblowing
mechanisms
are in place;
(b)
review on
a quarterly
basis the
levels of
new and pending
whistleblowing
cases and
reports on
complaints
made regarding
accounting,
auditing or
other matters;
(c)
review on a
quarterly
basis reports
on internal
investigations;
and
(d)
conduct or direct
any investigation,
including the
retention of
external advisors
and
consultants
(at
UBS’s
expense),
as
it
considers
necessary
to
discharge
its
responsibilities;
and
(vi)
Human Resources:
(a)
annually provide input on the
performance of the Group CFO,
Group GC, Group
CRO and Group
CCORCO to the
Group CEO;
and
(b)
review and
make recommendations
to the Board
regarding
decisions
relating to
the
hiring and
dismissal of
the Group CFO.
6 Compensation Committee
6.1 In general
The function of
the Compensation Committee is
to support
the Board
in its
duties to
set
guidelines on
compensation and benefits,
to
oversee implementation thereof, to
approve
certain compensation
and to scrutinize
executive performance.
6.2 Responsibilities and
authorities
The Compensation
Committee’s
responsibilities
and authorities
are to:
(i)
Group compensation
strategy and
principles:
(a)
periodically
review the
Group compensation
strategy
and principles
and propose
any
material changes
to the Board
for approval;
and
(b)
evaluate the
effectiveness
of pay for
performance
results across
the Group;
(ii)
GEB performance
assessment
framework and
individual
objectives:
(a)
propose, upon proposal of
the Chairman, financial performance targets and non-
financial objectives
for the Group
CEO for approval
by the Board;
and
(b)
approve,
upon proposal
of the
Group CEO,
the performance
assessment
framework
(including
financial
performance
targets)
for the
other GEB
members
and inform
the
Board;
(iii)
GEB performance
assessments:
(a)
propose,
upon proposal
of the
Chairman,
the Group
CEO’s
performance
assessment
for approval
by the Board;
and
(b)
propose, upon proposal
of the
Group CEO,
the performance assessments of
the
other GEB
members for
approval by
the Board;
(iv)
Compensation
framework and
plans:
(a)
approve key
features of
the compensation
framework
for GEB members;
(b)
be informed of key features of the
compensation framework for employees
other
than GEB members;
(c)
approve
key
terms
of
any
new
or
amended
compensation
plans
or
other
compensation
arrangements
with
a
material
financial,
reputational
or
strategic
impact or significant
use of UBS
Group AG shares;
(d)
be informed
of key terms
of any new
or amended
pension and
benefit plans
with a
material financial,
reputational
or strategic
impact;
(e)
approve the
share ownership
policy for
GEB members;
(f)
propose the remuneration/fee framework for Board members for approval by the
Board; and
(g)
approve, upon proposal
of the
Chairman and
Group CEO,
the remuneration/fee
frameworks for external supervisory board
members of
Significant Group Entities
and be
informed of
remuneration/fee frameworks for external
supervisory board
members of
Significant
Regional Entities;
(v)
Compensation
governance:
(a)
approve
key
terms
for
material
individual
variations
to
standard
mandate,
employment or termination
agreements for
non-independent
Board members
and,
upon proposal
of the
Chairman, for
the Group
CEO and,
upon proposal
of the
Group CEO,
for other GEB
members;
(b)
approve the engagement
of and fees for any external
advisors/consultants
retained
by
the
Compensation Committee;
considering
factors
relevant
to
the
advisors’
independence from
management and
any
requirements under
New
York
Stock
Exchange listing
standards prior
to
selecting, or
receiving advice
from
any
such
advisor/consultant;
(c)
propose to
the Board
for approval
the annual
compensation report and
approve
other material
public disclosures
on UBS compensation
matters;
(d)
approve
the
peer
group
framework
used
for
Board
and
GEB
members’
pay
comparison
purposes;

(e)
meet with the
RC annually to
ensure that the compensation framework supports
appropriate
risk awareness
and management,
as well
as appropriate
risk-taking;
and
(f)
be
informed
of
major
regulatory developments,
shareholder initiatives
and
best
practices in
executive
compensation;
(vi)
Other compensation
competencies:
(a)
approve the total
compensation
for the Chairman and the
non-independent
Board
members;
(b)
propose,
upon
proposal of
the Chairman,
the total
compensation
for
the Group
CEO
for approval
by the Board;
(c)
propose, upon proposal
of the
Group CEO, the individual total compensation for
the other
GEB members
for approval
by the Board;
(d)
approve, upon
proposal of
the
Chairman, the
total compensation
for
the
Head
Group IA,
the Group
Company Secretary
and, upon
proposal
of the
Group CEO,
the
total compensation
for former
GEB members
for the first
financial
year after
leaving
the GEB;
(e)
propose, to
the Board, for
approval by
the general
meeting of the
shareholders
and
subject to
the relevant
periods as
outlined in
the AoA:
a.
the maximum
aggregate
amount of compensation
for the Board;
b.
the maximum
aggregate
amount of fixed
compensation
for the GEB;
and
c.
the aggregate
amount of variable
compensation
for the GEB;
(f)
For employees
within the
Group:
a. approve the total individual compensation for the 50 highest-paid employees whose
compensation
is
based
on
discretionary
elements
(excluding
GEB
members) at
year-end compensation
review;
b.
be informed
on aggregated
level of
employees
with annual
total compensation
of USD 3
million or
more, and
approve all
employees
(excluding
GEB members)
whose compensation is based on discretionary elements with an annual total compensation
of USD 5 million
or more at
year-end compensation
review;
c.
be informed
of or approve
retention
awards, severance
payments,
replacement
awards and
sign-on payments
above internally defined
thresholds, including
commitments
to compensate
new hires;
and
d.
approve
the
total
individual
compensation
of
certain
employees
based
on
additional
regulatory
requirements;
these
approval
authorities
can be
delegated
to the
Chairperson
of the
Compensation
Committee;
(g)
be informed of business performance
progress and other variables
that impact the
funding of
the performance
award pool;
and
(h)
propose, upon proposal
of the
Group CEO,
the final
annual Group performance
award pool to
the Board
for approval and
approve, upon proposal
of the
Group
CEO, the performance
award pools
for the BDs
and GF.
7 Corporate Culture and Responsibility Committee
7.1 In general
The CCRC supports
the Board in its
duties to safeguard
and advance the
Group’s reputation
for responsible
and sustainable
conduct.
Its function
is forward-looking
in that
it monitors
and
reviews
societal
trends
and
transformational developments
and
assesses
their
potential
relevance
for the Group.
In undertaking
this assessment,
it reviews
stakeholder
concerns and
expectations pertaining to the societal performance of UBS
and to
the development of its
corporate
culture.
The CCRC’s
function
also encompasses
the monitoring
of the
current
state
and implementation
of the
programs
and initiatives
within the
Group pertaining
to corporate
culture and
corporate responsibility
including
sustainability.
7.2 Responsibilities and
authorities
The CCRC’s
responsibilities
and authorities
are to:
(i)
General:
(a)
monitor
and
advise
the
Board
on
current
and
emerging
societal
trends
and
developments
of potential
relevance for
the Group;
(b)
review
and assess
the current
state and
implementation
of the
corporate
culture
and
corporate
responsibility
programs and
initiatives
within the
Group; and
(c)
monitor the consistent
application of the behaviors
of accountability
with integrity,
collaboration
and innovation
within UBS;
(ii)
Frameworks
and regulations:
(a)
monitor and advise
the Board on evolving
external corporate
culture and corporate
responsibility
regulations,
standards and
practices;
(b)
conduct the annual
review process
for the Code of Conduct
and Ethics of UBS
and
make proposals
for amendments
to the Board;
and
(c)
reaffirm
UBS’s frameworks
pertaining
to the
programs
and initiatives
outlined
below
on an annual
basis;
(iii)
Strategy:
(a)
monitor the effectiveness
of actions taken by UBS relating
to the corporate culture
and corporate
responsibility
regulations
and policies,
as well
as the
objectives
of UBS;
(b)
support the
GEB, if required,
in the adjustment
of processes
pertaining
to corporate
culture and
corporate responsibility;
(c)
approve Group
Sustainability
and Impact’s
overall strategy
and annual
objectives;

(d)
reaffirm the
Group’s memberships
in organizations,
as well as
commitments,
with
a sustainability,
impact or
culture topic
focus,
on an annual
basis; and
(e)
support
a strong
and responsible
corporate
culture
firmly founded
in a spirit
of long-
term thinking;
(iv)
Programs and
initiatives:
oversee UBS’s
corporate culture
and corporate
responsibility
programs and
initiatives,
including:
(a)
Sustainability
and Impact;
(b)
Three keys
to success;
(c)
sustainable
finance (including
sustainable
and impact
investing);
(d)
client and
corporate philanthropy;
(e)
sustainability
and climate
risk management,
in a joint
session with
the RC;
(f)
climate strategy
(including
transition
plan);
(g)
human rights
(including
modern slavery
prevention);
(h)
in-house environmental
management;
(i)
responsible
supply chain
management;
(j) workforce inclusion;
(k) client satisfaction;
(l) talent management;
(m)
working environment;
and
(n)
other evolving
initiatives;
(v)
Reporting,
communications
and engagements:
(a)
advise the Board on the reporting of the
Group’s corporate culture and corporate
responsibility
strategy and
activities;
(b)
review and
propose
to the Board
for approval
the annual
Group sustainability
report
and the sustainability
statement
in the UBS
AG annual
report, in
a joint session
with
the AC;
(c)
review
compliance
with
the
sustainability
reporting
requirements
as
well
as
sustainability-related disclosures and
the
sustainability disclosure
assurance audit
process,
in a joint session
with the AC;
and
(d)
monitor
and
review
communications
on
corporate
culture
and
corporate
responsibility with stakeholders (including
relevant organizations and sustainability
rating bodies)
and their
effectiveness
with regard
to the reputation
of the Group.
8 Governance and Nominating Committee
8.1 In general
The function
of the
GNC is
to support
the Board
in fulfilling
its duty
to establish
best practices
in
corporate
governance
across
the
Group,
including
conducting
a
Board
assessment,
establishing
and maintaining
a process for
appointing
new Board and
GEB members,
as well
as for the
annual performance
assessment
of the Board.
8.2 Responsibilities and
authorities
The GNC’s responsibilities
and authorities
are to:
(i) Corporate governance:
(a)
address all
significant
corporate governance
issues affecting
the Group;
(b)
develop, maintain
and
review
these
ORs
and
make
proposals to
the
Board
for
approval;
(c)
make
recommendations to
the
Board
concerning further
corporate governance
matters and
practices;
(d)
review and advise the
Board on the
corporate governance section of the Group’s
annual report;
(e)
coordinate as
required
the
work
of
the
other
Committees regarding
corporate
governance
in their specific
areas of expertise;
(f)
plan and manage
proposals for changes
in Board membership,
taking into account
factors including:
a.
the size and
composition
of the Board,
as well as
its Committees;
and
b.
the skill mix,
industry experience,
diversity considerations
and responsibilities
of
Board members;
(g)
annually review the Board members’ independence and present its assessment to
the Board for
approval;
(h)
approve
mandates
of Board
and GEB
members
pursuant
to articles
31 and
36 of
the
AoA and applicable
internal policies;
and
(i)
approve
the
appointment
of
supervisory
board
members
for
Significant
Group
Entities
upon
proposal
by
the
Group
CEO
and
ensure
the
Chairperson
of
the
respective Board
Committee of UBS Group
AG is consulted on the appointment
of
Chairpersons
to equivalent
committees
for Significant
Group Entities;
(ii)
annually review
the Committees’
charter, taking
into account
best practices;
(iii)
Identification
and nomination
of new Board
members:
(a)
develop, maintain and review principles
and criteria regarding the recruitment
and
nomination
of new
Board
members
and Committee
members,
approve
their
existing
mandates,
assess
their independence
pursuant
to section
3.2 of
the ORs
and provide
specific proposals
to the Board
for approval;
(b)
review
and
propose
new
candidates
for
membership
of
the
Board
to
be
recommended for election by the shareholders at an AGM or
EGM in accordance

with selection
criteria approved
by the Board;
and
(c)
manage a succession
plan for Board
and Committee
membership;
(iv)
Board education:
(a)
ensure
the
establishment
of
a
satisfactory
induction
program
for
new
Board
members and a
satisfactory ongoing training and education program for
existing
Board members
and Committee
members; and
(b)
maintain
a list
of trainings
attended
by individual
Board members
(maintained
by the
Group Company
Secretary on
behalf of the
GNC);
(v)
Performance
evaluation:
(a)
set
the
criteria for
and
oversee the
annual
assessment of
the
performance and
effectiveness
of the Chairman,
the Board as
a whole and
each Committee;
(b)
conduct
an
annual
assessment
of
the
performance
and
effectiveness
of
the
Chairman and of the Board as a whole
(which includes an appraisal
by an external
expert
at
least
every
three
years),
report
to
the
Board
the
conclusions
and
recommendations
and assess on a timely basis whether
or not Board members are
to be proposed
for re-election
by the AGM;
(c)
ensure
that
each
Committee
carries
out
and
oversees
a
self-assessment of
its
performance and reports
the conclusions and any recommendations
for change to
the Board;
and
(d)
ensure that each
Committee is subject
to an external assessment
every three years;
and
(vi) Human resources:
supervise and approve, together with the
Chairman, the succession planning for all
GEB
members and
propose their
appointment for
approval by
the
Board (for
this
purpose, the
GNC
receives information from
the
Compensation Committee on
its
performance
evaluation of
the GEB members).
8.3 Responsibilities and
authorities of the
Vice Chairman and/or SID
In accordance
with section
2.5 of this
Committees’
charter,
at least
one of the
Vice Chairmen
and/or the
SID is a member
of the GNC.
The respective
GNC member
is required:
(i)
together with
the GNC,
to lead
the Board
in the
ongoing monitoring
and annual
evaluation of the Chairman; and
(ii)
in
conjunction
with
the
Chairman
and
the
GNC,
to
ensure
good
corporate
governance, balanced
leadership and
control within
the Group,
the Board
and the
Committees.
9 Risk Committee
9.1 In general
The function of the
RC is to
oversee and support the Board in
fulfilling its duty to set
and
supervise an
appropriate
risk management
and control
framework in
the areas of:
(i) financial and non-financial risks; and
(ii)
balance
sheet,
treasury
and
capital
management,
including
funding,
liquidity
and
equity attribution.
The RC
considers
the potential
effects
of the
aforementioned
risks on
the Group’s
repu
tation.
9.2 Responsibilities and
authorities
The RC’s responsibilities
and authorities
are to:
(i)
Risk management
and control:
(a)
review and
propose
to the
Board for
approval
the principles
of the
risk management
and
control
framework (including
the
Risk
Appetite Framework
and
overall risk
appetite
statement
of the
Group and
BDs,
delegation
of risk
authorities
and material
risk limits) relative to
UBS’s operations, assess management’s respective proposals
and recommend
any required
changes to
the Board;
(b)
review and
approve
the risk
appetite
methodology
(including
objectives
and binding
scenarios) relative to the Group’s activities and risk profiles, including allocation of
responsibilities
within the
risk management
and control
framework;
(c)
review and approve
the sustainability
and climate risk control
framework, in a joint
session with
the CCRC;
(d)
review and advise
the Board on the risk,
capital, liquidity
and funding, and balance
sheet section
of the Group’s
annual report;
(e)
periodically
assess the
appropriateness
of major policies
and procedures
adopted by
the GEB relating
to the risk
management
and control
of significant
risks;
(f)
review and make
recommendations
to the Board based
on proposals
from the GEB
in relation
to material
risk limits
and periodically review
allocations and authority
levels relating
to those limits.
Material risk
limits include
those relating
to portfolios,
concentrations, products, sectors or other categories relevant to the strategy, risk
profile and
risk capacity
of UBS Group
AG and the
Group as
approved
by the
Board;
(g)
review and approve
the principal characteristics of the
Group’s risk measurement
framework (including changes thereto) used to identify, model, measure, monitor and report
risks;
(h)
monitor and oversee the
risk profile of
UBS Group AG
and the
Group within the
context of
the Board-determined
risk profile,
risk capacity
and limit structure;
(i)
systematically
review high-risk
areas of
the Group
and assess
the effectiveness
of the
steps taken
by the GEB
to manage or
mitigate such
risks;

(j)
review
and
assess
the
asset
and
liability
management
framework,
including
allocation of responsibilities, limits, capital allocation to
BDs and
GF, liquidity and
funding;
(k)
review regulatory framework reforms affecting
areas within the scope of the
RC’s
mandate and
recommend any
required changes
to the Board;
(l)
consider
the Group’s
strategy
to deal
with anticipated
or existing
high-level
risks and
assist the Board by reviewing and assessing
management’s proposals
in relation to
strategy;
(m)
review
management’s
proposals
and
as
appropriate
propose
to
the
Board
for
approval,
a global recovery
plan and global
resolution
strategy;
(n)
review management’s
assessments
of UBS’s
non-financial
risk exposures
and related
risk-oriented
activity plans;
(o)
periodically
review
material
communications
(including
formal
assessments)
between UBS
and its principal
regulators;
(p)
review projects
and remediation
activities (as
determined by the
RC) undertaken
by
the
management
to
address
critical
changes
to
the
risk
management/control
environment;
and
(q)
periodically meet
with
the
Compensation Committee
to
ensure
that
the
com-
pensation framework appropriately reflects risk awareness and management, and ensures appropriate
risk-taking;
(ii) Risk reporting:
(a)
determine
risk reporting
requirements
that allow
for an
effective
oversight
by the
RC
and communicate changes
to report owners if reporting
requirements are not met
or change;
(b)
review risk
reports,
including
reports from
management
that assess
the likelihood
of
risks materializing, the monitoring of emerging trends via forecasts or stress tests, the adequacy
and appropriateness
of the
internal
controls
to manage
those
risks
and
that contain
agreed measures to
reduce risks
or deal
with specific
risk situations
including
stress situations;
and
(c)
receive periodic
updates on limitations
that prevent
full risk data
aggregation
in the
risk reports;
and
(iii) Human Resources:
(a)
annually provide input
on the performance of the Group CRO, Group CFO,
Group
GC and the
Group CCORCO
to the Group
CEO; and
(b)
review and
make recommendations
to the Board
regarding
decisions
relating to
the
hiring and
dismissal of
the Group CRO
and the Group
CCORCO.
10
Further responsibilities
and authorities
10.1 Further responsibilities
and authorities
The Board may
entrust further
powers and
duties to
the Committees
by Board resolution.
11
Delegation
to a member
or subcommittee
11.1 Further delegation by the
Committees
Each Committee
may delegate
some of its
tasks to one
of its members
or to a
subcommittee
comprised
of
two
or
more
of
its
members.
Such
delegations
shall
be
recorded
in
the
Committee’s
minutes and
the Chairman
must be informed.
12
Information
rights
12.1 Committees
In accordance with the
procedure set out in
section 8.4 of
the OR
s, each Committee may
request any relevant information or special reports from any
GEB member or
Group IA on
matters relating
to its respective
responsibilities
set out in
this Committees’
charter.
12.2 Committee members
For the information
rights of each
Board member,
see section
8 of the ORs.
13
Meeting with
third parties
13.1 Meeting with third parties
The Committees may,
in performing their
duties, take advice
from and meet as a body with
third
parties. In
consultation with
the
Group
CEO,
they
may
meet
with
regulators. The
Chairperson
shall inform
the Chairman
accordingly.

Meetings and resolutions of the Committees
14 Meetings
14.1 Number of meetings Each Committee meets as often as its business requires, but at least:
(i) four times a year for the AC, the RC and the Compensation Committee; and
(ii)
twice a year for the CCRC and the GNC.
The AC and RC hold at least four joint meetings a year.
The Compensation Committee and RC periodically hold joint meetings.
14.2 Request, invitation,
agenda, notice period,
chair, and format
Committee meetings, including joint meetings, are called and held in compliance with the rules
set
out
in
the
ORs
(sections
6.2
to
6.5
and
6.8
of
the
ORs
to
be
applied
mutatis
mutandis).
14.3 Presence of third parties
at Committee meetings
Each Chairperson may,
on their own
motion or upon
request of
any Committee member
or
the
Chairman,
invite
GEB
members,
as
well
as
other
persons,
to
attend
Committee
meetings as guests. The Group CEO will be informed accordingly.
14.4
Special rules for the AC The AC holds Committee meetings:
(i)
normally with the participation of the
Head Group IA, representatives of
the external
auditors,
the
Group
CEO,
the
Group
CFO,
and
the
Group
Controller
and
Chief
Accounting Officer; and
(ii)
periodically, only with the participation of the Head Group
IA, the external auditors,
or with members of management, or a combination of any of the aforementioned.
14.5 Special rules for the CCRC The CCRC
normally holds Committee
meetings with the
participation of the
Group CEO,
the Group COO, and the Chief Sustainability Officer.
14.6 Special rules for the
Compensation Committee
The Compensation Committee normally holds Committee meetings with the participation of the Group CEO, the Head GHRCS, the Global Head of Reward and external advisors.
14.7 Special rules for the RC
Generally,
the
Group
CEO,
the
Group
CFO,
the
Group
CRO,
the
Group
GC,
the
Group
CCORCO, the
Head Group
IA and
representatives of
the external
auditors participate
(to
the extent necessary)
in each meeting
of the RC.
The invitation of
other persons is
at the
discretion of the RC.
14.8 Resolutions
Resolutions are passed by
a majority of the votes
of Committee members present;
in case
of a tie, the decision is passed on to the Board and decided in accordance with section 7.2 of the ORs. Sections 7.1 and 7.3 to 7.5 of the ORs apply mutatis mutandis.
14.9 Minutes
The minutes
of Committee
meetings, including
joint meetings,
must fulfill the
conditions
set out in sections 6.9, 6.10 and 7.5 of the ORs and be distributed to the Chairman.
15 Information rights
15.1
Information rights Section 8 of the ORs appl
ies mutatis mutandis to the information
rights of the Committees
and the Committee members.

Reporting
16 Regular reporting
16.1 In general
Each Chairperson ensures that
the Chairman and the
Board are kept informed
in a timely
and
appropriate
manner.
Each
Chairperson
(either
personally
or
through
another
Committee member) regularly
reports to the
Board at the
Board meetings on
the current
activities
of
their
Committee
and
on
important
Committee
issues,
including
all
matters
falling within the duties and responsibilities of the Board, namely:
(i) proposals for resolutions to be considered, or other action to be taken by the Board;
(ii)
resolutions and
decisions made
by the
Committee and
the material
considerations
that led to such resolutions and decisions; and
(iii) activities and important findings of the Committee.
16.2 Submitting of proposals
and recommendations
Each Chairperson submits, in writing, the proposals and
resolutions mentioned in sections
16.1(i) and (ii)
of this Annex
to the ORs
to the Board
unless such proposals
are contained
in the Committee minutes; the remaining reporting is generally done orally.
16.3 Annual reporting of the
Committees
Each
Committee
annually
submits
a
report
to
the
Board,
detailing
the
activities
of
the
Committee during the previous twelve months.
17 Special reporting
17.1 AC
Following
the
completion
of
the
audit
and
the
annual
financial
statements,
the
AC
Chairperson submits annually to the Chairman, for the attention of the Board:
(i)
the
AC’s
assessment
of
the
qualification,
independence
and
performance
of
the
external auditors;
(ii)
the AC’s assessment
of the design
of the Group’s
internal control system
for financial
reporting and the
coordination and interaction
between Group IA
and the external
auditors; and
(iii)
a recommendation regarding the audited financial statements in the
Group’s annual
report.

Special provisions
18 Confidentiality
18.1 Special rule The deliberations of the Compensation Committee and GNC are handled with the utmost discretion and
are to
be communicated
outside of
these Committees
only to
the extent
permitted by
the Chairpersons
of these
Committees. The
Chairman is
exempted with
regard
to the confidentiality of deliberations.
19 Self-assessment and adequacy review
19.1 Self -assessment and
adequacy review
Each
Committee
reviews
the
adequacy
of
its
charter
at
regular
intervals,
but
at
least
annually,
and
recommends
to
the
GNC
any
changes
considered
to
be
necessary
or
appropriate.
For
the
self-assessment,
section
9
of
the
ORs
is
to
be
applied
mutatis
mutandis.

UBS Group AG
P.O.
Box
CH-8098 Zurich
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